                            UNITED STATES OF AMERICA
                                   Before the
                       SECURITIES AND EXCHANGE COMMISSION


SECURITIES EXCHANGE ACT OF 1934
Release No. 42021 / October 18, 1999

ACCOUNTING AND AUDITING ENFORCEMENT
Release No. 1190 / October 18, 1999

ADMINISTRATIVE PROCEEDING
File No. 3-10077

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                                            :ORDER INSTITUTING PUBLIC
In the Matter of                             ADMINISTRATIVE PROCEEDINGS
                                            :PURSUANT TO SECTION 21C OF
THOR INDUSTRIES, INC.                        THE SECURITIES EXCHANGE ACT
                                            :OF 1934, MAKING FINDINGS AND
                                             ORDERING RESPONDENT TO CEASE
                           Respondent.      :AND DESIST

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                                       I.

     The Securities and Exchange Commission ("Commission") deems it appropriate to institute administrative proceedings against Thor Industries, Inc. ("Thor") pursuant to Section 21C of the Securities Exchange Act of 1934 ("Exchange Act").

                                       II.

     In anticipation of the institution of this administrative proceeding, Thor has submitted an Offer of Settlement ("Offer"), which the Commission has determined to accept. Solely for the purpose of this proceeding and any other proceeding brought by or on behalf of the Commission or to which the Commission is a party, and without admitting or denying the Commission's findings contained herein, except that Thor admits the jurisdiction of the Commission over it and over the subject matter of this proceeding, Thor consents to the entry of findings and the imposition of the remedial sanction set forth below.

                                      III.

         The Commission finds the following:

         A.       SUMMARY

     Over a four year period, Thor failed to maintain accurate books and records and an adequate internal accounting control system relating to one of its subsidiaries, General Coach America, Inc. a/k/a ElDorado National (Michigan), Inc. ("ElDorado"). The absence of adequate controls gave ElDorado's General Manager and Controller, Bradley John Buchanan ("Buchanan"), the opportunity to steal over $400,000 in cash over a four year period. In addition, Buchanan falsified ElDorado's books and records by understating ElDorado's expenses to conceal his theft and to give the appearance that ElDorado was operating at a profit when it was not. As a result of these falsifications, Buchanan also improperly obtained bonuses of $55,297. There were no adequate control activities at ElDorado to prevent or detect Buchanan's theft and the understatement of expenses.

     As a result, Thor's periodic reports for fiscal 1996, 1997, and the first two quarters of fiscal 1998, contained financial statements that overstated Thor's net income by between 4 % to 19 %. The fiscal 1997 overstated financial statements also were incorporated by reference into a Form S-8 registration statement, which was filed with the Commission on December 3, 1997.

         B.       RESPONDENT

     Thor Industries, Inc., a Delaware corporation headquartered in Jackson Center, Ohio, is the second largest manufacturer of recreational vehicles in the United States and Canada, and is the largest producer of small and mid-size buses. Thor's common stock is registered with the Commission pursuant to Section 12(b) of the Exchange Act and is traded on the NYSE. As restated, for the six month period ended January 31, 1998, Thor had pre-tax income of $14.9 million and at January 31, 1998, it had assets of $172.7 million.\1\

     ElDorado, a wholly-owned subsidiary of Thor, was located in Brown City, Michigan during the relevant period.\2\ ElDorado manufactures and distributes buses for airport shuttles, community transit systems, and other uses. As of January 1998, ElDorado employed about 54 persons.\3\ As restated, for the six month period ended January 31, 1998, ElDorado's pre-tax income was reduced from $365,000 to a loss of ($995,000) and at January 31, 1998, its assets were reduced from $8.9 million to $2.7 million.



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1        January  31,  1998,  was the  last  periodic  report  filed  before the restatement. As reported, for the six-month period ended January 31, 1998, Thor had pre-tax income of about $16.2 million and at January 31, 1998, it had assets of $178.5 million.

2        ElDorado  is now  referred to as General  Coach  America,  Inc. and its operations have been moved to Imlay City, Michigan.

3        Only five were salaried employees.

C.       OTHER RELEVANT PERSON

     Bradley John Buchanan, age 40, a Canadian citizen, resides in Sarnia, Ontario. In January 1992, Buchanan became an accountant at ElDorado through its Canadian predecessor, in April 1995, he became Financial and Operations Controller of ElDorado, and in April 1997, he became its General Manager.\4\ He is neither a Certified Public Accountant nor its Canadian equivalent. Buchanan resigned from ElDorado on April 2, 1998, as a result of the facts described herein.

D. Thor's Internal Controls were Inadequate to Detect Buchanan's Theft and His Falsification of ElDorado's Books and Records

         Thor experienced a period of rapid growth in recent years with only limited upgrade, integration or revision of its internal accounting control system. Thor operates generally through decentralized subsidiaries, each of which has its own accounting system and control activities. Over the period of the fraud, Thor did not have a policies and procedures manual for its accounting personnel to follow and had few standardized or company-wide accounting policies and procedures.

         1. Thor Fails to Detect Buchanan's Theft of Corporate Assets

         Buchanan was able to steal funds without detection largely because ElDorado lacked adequate control activities. For example, it did not adequately segregate Buchanan's financial duties. Buchanan had unfettered access over ElDorado's financial recordkeeping and reporting and was charged with managing its cash activity, including disbursing company funds. He had unlimited access to ElDorado's bank accounts, with minimal oversight of his day-to-day activities. Thor did not review ElDorado's policies and procedures to determine the adequacy of its controls or adequately monitor its reported financial results.

     Buchanan began stealing ElDorado corporate assets in December 1993, and continued to do so until March 1998. By the time his scheme was finally detected in April 1998, Buchanan had misappropriated or otherwise improperly obtained at least $500,000.\5\ Buchanan had signatory authority over ElDorado's two bank accounts, and only his signature was needed for disbursements up to $5,000. For disbursements over $5,000, the signature of a second employee also was required.



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4        Buchanan  was  previously   employed  as  an  accountant by  ElDorado's
predecessor from July 1983 to January 1986.

5        Of the  approximately  $500,000  in stolen  funds,  $55,297  relates to performance bonuses Buchanan received as a result of overstating ElDorado's profits and $37,764 relates to undocumented amounts stolen by Buchanan.

     Buchanan misappropriated funds from ElDorado by: (i) writing checks payable to himself ($105,316 in total); (ii) transferring funds by wire to himself or to 1109620 Ontario Inc., a private corporation that he owned and controlled ($262,055 in total); and (iii) directing the issuance of money orders payable to himself or 1109620 Ontario Inc. ($48,469 in total). Buchanan used the funds to pay personal expenses and the expenses of a business he owned.\6\ Buchanan routinely wrote checks or directed the transfer of funds from ElDorado's bank accounts in an amount of $4,950 to avoid the dual signature requirement.

2.       Thor Fails to Detect ElDorado's False Books and Records

     Beginning in November 1995, and continuing until March 1998, Buchanan made false entries on the books and records he maintained for ElDorado, among other reasons, to conceal his theft and give the appearance that the subsidiary was operating at a profit when it was not.\7\ Buchanan's fictitious bookkeeping went undetected in large part because his activities were not monitored sufficiently.

     As part of his job responsibilities, Buchanan would, at the end of each month, prepare and then send via facsimile to Thor corporate, a general ledger of ElDorado's financial statement accounts for the period. Thor used the information to calculate the net change in each account from the prior month, which it used to generate. a monthly income statement and balance sheet for ElDorado.\8\ The latter was used by Thor to prepare its monthly consolidated financial statements.\9\

     At month-end, prior to providing Thor the general ledger account balances, Buchanan would generate a trial balance profit and loss statement based on ElDorado's actual performance for that month. After he calculated ElDorado's actual losses for the month, Buchanan would determine what he believed its monthly profit "should be."\10\ He would then create illusory profits by: (i) crediting, or decreasing, the actual expenses incurred during the month; and
(ii) debiting, or increasing, asset accounts, including accounts receivable, inventory and/or cash.\11\ In



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6        For  example,  Buchanan  used  certain  of  the  funds  to  finance the operations of Pub Crawl Bar & Grill, a bar he owned, and to purchase a home.

7        Buchanan  acknowledged that he also made false entries to the books and records to generate bonuses for himself and discourage scrutiny by Thor management and their auditors.

8       In Buchanan's words "you could have an account that might have a hundred entire in it, but the change was $1,000 debit. But that's all they would post, is the $1,000 debit of the trial balance."

9       These consolidated financial statements were included in Thor's periodic filings with the Commission.

10      Buchanan  determined this profit figure by excluding certain costs which he deemed to be operating inefficiencies at ElDorado, namely high labor and interest costs.

11 ElDorado's computer system, which was not integrated with Thor's, permitted any of its employees, including Buchanan, to make entries to its general ledger. There is no supporting documentation for the entries made by Buchanan.

     later periods, Buchanan also reclassified certain of the assets he previously had overstated as an additional measure to avoid detection.\12\

         As the controller, Buchanan also was responsible for preparing and providing to Thor on a regular basis a Daily Operating Report and a Controller's Report, both of which contained financial and operating information about ElDorado. Buchanan made the reports consistent with the fictitious general ledgers he provided to Thor. Buchanan also prepared on a regular basis fictitious bank reconciliations in order to conceal evidence of his misappropriation. Those reconciliations were maintained at ElDorado, and were not provided to or reviewed by Thor.

         Thor lacked adequate procedures to determine whether the underlying schedules and analyses supported the monthly summary financial figures Buchanan provided to it. Thor completely deferred to Buchanan to accurately calculate, record and report ElDorado's financial performance. In fact, ElDorado's books and records wore not adequately reviewed or monitored by Thor and were not audited by its independent auditors.\13\

                  3.       Thor Restates its Financial Statements

         The following table compares Thor's originally reported net income with the net income that the company reported in its restated financial statements:


--------------------------------------------------------------------------------------------------------------
                                          Net Income                              Overstatement
Quarter ended                  As Reported       As Restated               Amount               Percentage
--------------------------------------------------------------------------------------------------------------

October 31, 1995               $4,412,248            $4,220,700            $191,548              4.54
January 31, 1996               1,964,448             1,882,471             81,977                4.55
April 30, 1996                 4,002,528             3,827,034             175,494               4.59
July 31, 1996                  5,690,776             4,920,516             770,260               15.65
                               ---------------------------------------------------------------
                               16,070,000            14,850,721            1,219,279             8.21

October 31, 1996               5,115,155             4,790,047             325,108               6.79
January 31, 1997               2,019,141             1,691,704             327,437               19.35
April 30, 1997                 4,610,001             4,357,824             252,177               5.79
July 31, 1997                  6,087,736             5,583,192             504,544               9.04
                               ---------------------------------------------------------------
                               17,832,033            16,422,767            1,409,266             8.58

October 31, 1997               6,011,338             5,553,156             458,185               8.25
January 31, 1998               3,806,616             3,441,682             364,934               10.60
                               ---------------------------------------------------------------
                               $9,817,954            $8,994,838            $823,116              9.15





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12      Buchanan  believed that certain  asset  accounts that were inflated were less likely to be detected.

13 Thor's subsidiaries were selected for audit on a rotation basis; those subsidiaries selected for audit aggregated at least 70% of Thor's total assets, which did not include ElDorado. As of January 31, 1998, ElDorado's reported assets and income made up 5.1 % and 2.8 % of Thor's consolidated figures. AltThor's Senior Vice President-Finance periodically questioned Buchanan when accounts receivable or inventory levels seemed too high, Buchanan was able to convince him that he had accurately reported the numbers. Thor never reviewed underlying documents to confirm the accuracy of Buchanan's representations.

4. Thor Violated the Record-Keeping and Internal Control Provisions of the Exchange Act

         Section 13(b)(2)(A) of the Exchange Act requires that reporting companies make and keep books, records, and accounts which, in reasonable detail, accurately and fairly reflect the issuer's transactions and dispositions of assets. Section 13(b)(2)(B) of the Exchange Act requires reporting issuers to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that its transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles (GAAP). Reporting companies that are enjoying rapid growth must be especially mindful of these requirements and their responsibility to make sure that their accounting systems and controls keep pace.

         Due to the understatement of expenses and overstatement of assets, as described above, Thor's books and records contained false and misleading entries relating to cash, accounts receivable, inventory and expenses. Accordingly, Thor violated Section 13(b)(2)(A). Further, Thor violated Section 13(b)(2)(B) by failing to implement internal controls, such as segregation of duties, that ensured that ElDorado reported accurate financial results. The absence of adequate controls enabled Buchanan to steal corporate assets and conceal his theft for several years.

                                       IV.

         Based on the foregoing, the Commission finds that Thor violated Sections 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act.

                                       V.

         In view of the foregoing, the Commission finds that it is appropriate to impose the relief agreed to in Thor's Offer. Accordingly, IT IS HEREBY ORDERED, that Thor cease and desist from committing or causing any violation, and any future violations, of Sections 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act.

         By the Commission.







                                                            /s/ Jonathan G. Katz
                                                            Jonathan G. Katz
                                                            Secretary

                                  SERVICE LIST


         Rule 141 of the Commission's Rules of Practice provides that the Secretary, or another duly authorized officer of the Commission, shall serve a copy of the Order Instituting Public Administrative Proceedings Pursuant to
Section 21C of the Securities Exchange Act of 1934, Making Findings, and Ordering Respondent to Cease and Desist ("Order") on each person named as a party in the Order and their legal agent.

         The attached Order has been sent to the following parties and other persons entitled to notice:

Honorable Brenda P. Murray
Chief Administrative Law Judge
Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549-1106

James T. Coffman, Esq.
Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549-0705

Thor Industries, Inc.
c/o Bruce S. Mendelsohn
Akin, Gump, Strauss, Hauer & Feld, L.L.P.
1333 New Hampshire Avenue, NW, Suite 400
Washington, DC 20036

Bruce S. Mendelsohn                           (Counsel to Thor Industries, Inc.)
Akin, Gump, Strauss, Hauer & Feld, L.L.P.

1333 New Hampshire Avenue, NW, Suite 400
Washington, DC 20036